Exhibit 99.2

Exhibit 99.2

Jefferies –

Global Industrials Conference

August 12, 2014

™ Trademark

Introductions & Disclosure Rules

Introductions

Chris Pappas, President & CEO

David Stasse, Vice President, Treasury & Investor Relations

Disclosure Rules

The forward looking statements contained in this presentation involve risks and uncertainties that may affect the Company’s operations, markets, products, services, prices and other factors. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company’s expectations expressed in such forward looking statements will be realized. The Company assumes no obligation to provide revisions to any forward looking statements in this presentation should circumstances change.

This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance. We have provided a reconciliation of Adjusted EBITDA in the Appendix section of this presentation.

2

Business Overview

TRINSEO

Q2'14 LTM Revenue: $5,254MM
Q2'14 LTM Adj EBITDA: $333MM

Emulsion Polymers Revenue: $1,918MM Adj EBITDA: $239MM		Plastics Revenue: $3,336MM Adj EBITDA: $195MM	
Latex Revenue: $1,287MM Adj EBITDA: $104MM	**Synthetic Rubber** Revenue: $631MM Adj EBITDA: $135MM	**Styrenics** Revenue: $2,290MM Adj EBITDA: $188MM	**Engineered Polymers** Revenue: $1,046MM Adj EBITDA: $7MM

	Latex	Synthetic Rubber	Styrenics	Engineered Polymers
Market position	#1 Globally in SB Latex	Top 3 SSBR Globally	#3 Polystyrene Globally	Leading Player
End markets	Coated paper and packaging board Carpet and artificial turf backings Tape saturation Cement modification Building products	Performance tires Standard tires Polymer modification Technical rubber goods	Appliances Consumer goods Construction/sheet Packaging Automotive Consumer electronics	Automotive Consumer electronics Construction/sheet Electrical and lighting Medical devices






Trinseo - $5+ billion in annual revenue, world leader in the production of latex, rubber and plastics
Americas Styrenics - $2 billion leader in styrene / polystyrene

Note: Division and Segment EBITDA excludes Corporate unallocated Q2 '14 LTM Adjusted EBITDA of $(101)MM. Totals may not sum due to rounding.

3

Latex

Number 1 globally in SB Latex

Three areas of focus: paper & board, carpet, and performance latex

Growth in carpet, paper board, Asia paper, performance latex Challenged paper markets in NA and Europe

Additional capacity in China in Q2 ‘15

Improving industry structure

Significant consolidation

20% capacity reduction in NA / Europe

Key Trends

End Market Demand

Improving living standards in emerging economies

Chinese SB Latex Demand

2,000

1,722

1,554

1,600 China

China

1,200

Western Western

of 800 Europe Europe

‘000

(400

North North

America America

0

2010A China W.E. and 2016E

N.A.

metric tons)

Source: IHS

4

Synthetic Rubber

$600—$700mm business focused on performance tire market

Technology leader in SSBR

Provides superior tread properties such as wet grip, low rolling resistance Doubled capacity since 2012

- H1 ’14 volume run rate up 75% from 2012

Investing in growth

Purchased 25kMT of capacity rights from JSR

– To be sold over next six quarters

Converting Ni-PBR train to Nd-PBR to address demand for high performance tire walls

– Expected to be completed by Q4’15

– Trialing Generation 4 enhanced SSBR

Key Trends

End Market Demand

Fuel efficiency and safety

Global Premium Passenger Car Tires

SSBR target end- market

Source: Michelin

(millions of tires) 200 400 600 800 1000 1200 1400 1600 2010A - 2020E CAGR SSBR target end- market 2010A 2015E 2020E Standard (<=16”) Premium(>=17”) 930 1030 1240 190 300 410 740 730 830 2.9% 8.0% 1.2%

5

Engineered Polymers

Growing demand for high-tech plastics focused on automotive and other growth markets

Sustainable, long-standing relationships with automotive industry leaders

- Manufacturing facilities across 4 continents

- Focused on weight reduction, improving interior aesthetic trends

Highly engineered compounded blends

– Serves consumer electronics, medical, and electrical / lighting markets

Polycarbonate

H1 ‘14 Global demand growth up 5%

Restructuring and rising operating rates should lead to significant EBITDA lift in 2015

Key Trends

End Market Demand

Automotive Lightweighting

Plastic Used in Passenger Vehicles

12

10 9.1

tons) 8

of 5.5

ns 6

o

l li 4

(mi 2

0

2012E 2017E

Source: ICIS

6

Styrenics

TRINSEO

- **Evolving industry structure**
  - New players focused on SM and PS margins
  - Capacity rationalization and cyclical recovery will increase operating rates
- **Styrenic polymers business with global scale**
  - Focused on appliances, packaging, and constructions
  - Number 3 polystyrene globally
- **Americas Styrenics provided $35mm in LTM dividends**

Tightening Operating Rates

Polystyrene


2013E - 2017E Operating Rate:
70% → 72%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.2%
2.0%
Supply
2013E - 2017E CAGR
Demand
2013E - 2017E CAGR

~20% Reduction in Production Capacity

Increasing Focused Suppliers


Western European Polystyrene Capacity
100%
80%
60%
40%
20%
0%
Polimeri Europa
Total
NOVA
Dow
BASF
Trinseo
Styrolution
Versalis
Total
Dow
BASF
2006
2014

7

Financial Overview

Quarterly LTM Adjusted EBITDA (Q4 ‘12 to Q2 ‘14)

Historical Quarterly Adjusted EBITDA

$333

$255 $297

$278

Engineered

Polymers $225

$211

$214

Styrenics

Synthetic

Rubber

Latex

Corporate

Strong earnings momentum driven by growth in Synthetic Rubber, stable Latex business, and improved supply/demand dynamics in Styrenics

LTM Q4 2012 LTM Q1 2013 LTM Q2 2013 LTM Q3 2013 LTM Q4 2013 LTM Q1 2014 LTM Q2 2014

Source: see appendix for reconciliation to nearest GAAP metric

8

Balance Sheet

Deleveraging Over Time with Significant Liquidity

5.0x 4.7x

4.5x

4.1x

4.0x

3.5x

3.1x

3.0x

2.5x

2.0x

1.5x

1.0x

0.5x

0.0x

FY2012 FY2013 2QLTM(a)

Net Debt $1,209MM $1,140MM $1,023MM

Strong balance sheet with no long-term debt maturities until 2019

Highly cash generative business

– Free Cash Flow Conversion > 50% in 2013 (b)

IPO proceeds and free cash flow to be used for de-leveraging

– Target net debt of 2-3X Adj. EBITDA

– Growth opportunities to be pursued selectively

Ability to refinance up to $1.193 billion of Senior Notes

– Potential to significantly lower interest costs (currently 8.75% coupon)

$675 million liquidity (a)

– Cash ($182MM), Revolver ($293MM), AR Facility

($200MM)

Note: see appendix for reconciliation to nearest GAAP metric

(a)	As of Q2 2014 proforma for $132.5mm debt paydown on July 14

(b) Free Cash Flow Conversion calculated as Free Cash Flow / Adj. EBITDA. Free Cash Flow = Cash Flow from Operations less CAPEX

Value Drivers

Structural

Polycarbonate restructuring

Deleveraging and refinancing

Consolidation and capacity rationalization

Profitable Growth

Additional SSBR capacity

New SSBR and neodymium-PBR technology

China latex expansion

Automotive and CEM compounding

Cyclical

Rising operating rates in styrene, polystyrene, polycarbonate

European recovery

Appendix

™ Trademark

Key Styrene Raw Material Trends

TRINSEO

Europe[1]



2,000
1,800
1,600
1,400
1,200
1,000
USD/MT
Styrene
Ethylene
Benzene
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Asia[2]



2,000
1,800
1,600
1,400
1,200
1,000
USD/MT
Styrene
Ethylene
Benzene
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Source: IHS. (1) Styrene: 50% W. Europe Spot Avg (FOB W. Europe) and 50% W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Monthly Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia).

12

Key Butadiene Price Trends

Butadiene

2,200

2,000

1,800

1,600 NA

USD/MT 1,400 Europe

1,200 Asia

1,000

Jan-13	Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14

800

Source: IHS. Asia: NE Asia Spot (CFR NE Asia) Europe: W. Europe Contract Market (ExW/Del pr09 W. Europe); NA: North America Contract Market (FOB US Gulf Coast).

US GAAP to Non-GAAP Reconciliation

(in $millions, unless noted) Q4’12 LTM Q1’13 LTM Q2’13 LTM Q3’13 LTM Q4’13 LTM Q1’14 LTM Q2’14 LTM

Net Income (Loss) 30.3 (9.4) (39.5) (33.3) (22.2) 4.5 (12.0)

Interest expense, net 110.0 116.6 123.7 128.0 132.0 132.5 131.4

Provision for (benefit from) income taxes 17.5 (7.7) 0.6 (3.7) 21.9 34.7 38.0

Depreciation and amortization 85.6 88.5 90.6 93.8 95.3 95.1 98.3

EBITDA 243.4 187.9 175.3 184.7 226.9 266.8 255.7

Loss on extinguishment of long-term debt - 20.7 20.7 20.7 20.7 - -

Other non-recurring items (0.7) 0.5 0.5 1.1 0.7 (0.4) 32.1

Restructuring and other charges 7.4 (0.4) 6.0 9.0 10.8 11.3 7.0

Net (gains) / losses on dispositions of businesses and assets - - 3.2 4.2 4.2 4.2 1.0

Fees paid pursuent to advisory agreement 4.6 4.7 4.7 4.8 4.7 4.7 27.8

Asset impairment charges or write-offs - - 0.7 0.7 9.9 9.9 9.2

Adjusted EBITDA 254.8 213.5 211.2 225.3 278.1 296.8 332.8

Note: totals may not sum due to rounding